John Hancock Funds II

Multimanager Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive Portfolio)
Multimanager Lifestyle Balanced Portfolio (formerly Lifestyle Balanced Portfolio)
Multimanager Lifestyle Conservative Portfolio (formerly Lifestyle Conservative Portfolio)
Multimanager Lifestyle Growth Portfolio (formerly Lifestyle Growth Portfolio)
Multimanager Lifestyle Moderate Portfolio (formerly Lifestyle Moderate Portfolio) (each a “Portfolio”)

Supplement dated January 2, 2018 to the current summary prospectus, as may be supplemented

Effective immediately, the first paragraph under the heading “PURCHASE AND SALE OF FUND SHARES” is revised and restated as follows:

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4, or Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund’s portfolio management team. There are no subsequent minimum investment requirements for any of these share classes. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.